Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2015, relating to the financial statements and financial highlights which appears in the October 31, 2015 Annual Report to Shareholders of Deutsche Core Fixed Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2015 relating to the financial statements and financial highlights which appears in the September 30, 2015 Annual Report to Shareholders of Deutsche Global Inflation Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2015 relating to the financial statements and financial highlights which appears in the September 30, 2015 Annual Report to Shareholders of the Deutsche GNMA Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2015, relating to the financial statements and financial highlights which appears in the October 31, 2015 Annual Report to Shareholders of Deutsche Global High Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2015 relating to the financial statements and financial highlights which appears in the September 30, 2015 Annual Report to Shareholders of Deutsche Short Duration Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2015, relating to the financial statements and financial highlights which appears in the October 31, 2015 Annual Report to Shareholders of Deutsche Ultra-Short Duration Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 83 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated November 23, 2015 on the financial statements and financial highlights of Deutsche High Income Fund (a series of Deutsche Income Trust) and our reports dated December 22, 2015 on the financial statements and financial highlights of Deutsche Unconstrained Income Fund and Deutsche Strategic Government Securities Fund (two of the series of Deutsche Income Trust), respectively, included in each Fund’s Annual Report for the fiscal year ended October 31, 2015.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

January 22, 2016